EXHIBIT 10.1

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          AGREEMENT made effective as of July 19, 1995 between LUNN INDUSTRIES,
INC. ("Borrower") and J.E. SHEEHAN & COMPANY,  INC. ("Lender")

          WHEREAS, Borrower is the maker and Lender is the holder of a certain promissory note dated January 17, 1995 in the principal amount of $100,000 (the "Promissory Note");

          WHEREAS, under the terms of the Promissory Note, (a) the principal amount of $100,000, (b) a placement fee of $5,000 and (c) accrued interest in the amount of $5,000 were due and payable on July 19, 1995 (the "Maturity Date"); and

          WHEREAS, Borrower wishes and Lender is willing to extend the Maturity Date upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, the parties agree as follows:

         1. On January 16, 1996, (the "Extended Maturity Date"), Borrower shall pay to Lender the aggregate of the following amounts:

          (a)  principal amount of $100,000;

          (b)  placement fee of $5,000;

          (c) accrued interest at the rate of 10% per annum on the principal amount from January 17, 1995 to July 19, 1995 at the rate of 10% per annum (i.e. $5,000); and

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          (d)  accrued interest on the amount of $110,000 from July 19, 1995
               Lo date of payment at the rate of 10% per annum.

2. All of the terms and conditions of the Promissory Note and all rights, remedies and obligations thereunder remain in full force and effect except that the Maturity Date thereof shall be deemed to be the Extended Maturity Date.

3. In consideration for Lender's agreement herein, Borrower shall and hereby does issue to Lender Ten Thousand (10,000) shares of Borrower's common stock (the "Shares"). Borrower shall use its best efforts to diligently cause the Shares to be duly registered under the Securities Act of 1933, as amended.

4.   This Agreement shall be governed by the laws of the State of New York.
This Agreement shall not be amended or modified nor any provision thereof waived except in a writing executed by the Lender.

                                   LUNN INDUSTRIES, INC.

                                   By:  /s/ Alan Baldwin
                                        ---------------------
                                   Name:     Alan Baldwin
                                   Title:    Chief Executive Officer


                                   J.E. SHEEHAN & COMPANY, INC.
                                   By:  /s/ Joseph E. Sheehan
                                        --------------------------
                                   Name:     Joseph E. Sheehan
                                   Title:    President

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